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                                                                      EXHIBIT 99
FOR IMMEDIATE RELEASE

Contact:
Carol Weber
Worldwide Xceed Group, Inc.
(212) 553-2445
CWEBER@XCEED.COM

                           WORLDWIDE XCEED GROUP, INC.
                       ADVISES OF NASDAQ DELISTING NOTICE


APRIL 12, 2001: New York, NY -Worldwide Xceed Group, Inc. ("Xceed") NASDAQ:XCED), a digital strategy and professional services firm, today announced that Xceed has been advised by The Nasdaq Stock Market staff that it has determined that Xceed has failed to comply with the minimum bid price requirement for continued listing on The Nasdaq National Market as set forth in Marketplace Rule 4450(a)(5). Xceed's common stock is therefore subject to delisting from The Nasdaq National Market.

Under Marketplace Rule 4310(c)(8)(B), Xceed was provided 90 calendar days, or until April 5, 2001, to regain compliance by maintaining a bid price of at least $1.00 for a minimum of ten consecutive trading days prior to April 5, 2001. On March 21, 2001, Xceed implemented a ten for one reverse stock split which has been ineffective in raising the bid price to $1.00.

Xceed has requested a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") to review the Nasdaq staff's determination. Xceed expects that its common stock will continue to trade on The Nasdaq National Market pending outcome of the appeal. A hearing date has not been set. There can be no assurance that the Panel will grant Xceed's request for continued listing on The Nasdaq National Market. If the Xceed's common stock is delisted from The Nasdaq National Market, the common stock may be eligible to trade on the Nasdaq over the counter bulletin board.

                                    - more -

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                                                        Xceed Nasdaq Notice  p.2

ABOUT XCEED

Xceed (www.xceed.com) provides strategic consulting and digital solutions to enable Fortune 1000 and other companies and market leaders compete more effectively in the new economy. Xceed leverages strategic relationships, vertical industry expertise, and proprietary solutions to accelerate the development of e-business models that make enterprises smarter, faster, and more valuable. With more than 300 interactive professionals, Xceed is headquartered in New York City with offices in Atlanta, Chicago, Colorado Springs, Dallas, Los Angeles, Phoenix, Amsterdam, and London.

XCEED IS A TRADEMARK OF WORLDWIDE XCEED GROUP, INC.


IMPORTANT NOTE:
THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT XCEED'S CURRENT EXPECTATIONS ABOUT ITS FUTURE RESULTS, PERFORMANCE, PROSPECTS AND OPPORTUNITIES. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE CURRENT BELIEFS OF XCEED'S MANAGEMENT AS WELL AS ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO, XCEED'S MANAGEMENT. XCEED HAS TRIED TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS BY USING WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "ESTIMATE," AND SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE XCEED'S ACTUAL RESULTS, PERFORMANCE, PROSPECTS OR OPPORTUNITIES IN THE REMAINDER OF 2001 AND BEYOND TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE FORWARD-LOOKING STATEMENTS. THESE RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDE, BUT ARE NOT LIMITED TO: XCEED'S LIMITED OPERATING HISTORY; XCEED'S OPERATING LOSSES; XCEED'S POTENTIAL NEED TO RAISE ADDITIONAL CAPITAL TO CONTINUE OPERATIONS; XCEED'S ABILITY TO SUCCESSFULLY INTEGRATE ACQUIRED COMPANIES INTO ITS OPERATIONS, WHICH COULD SLOW XCEED'S GROWTH; FURTHER STRAIN ON XCEED'S RESOURCES CAUSED BY CONTINUING GROWTH, WHICH COULD HINDER XCEED'S BUSINESS AND RESULTS OF OPERATIONS; XCEED'S REVENUES COULD BE NEGATIVELY AFFECTED BY THE LOSS OF KEY CUSTOMERS; XCEED HAS ONLY LIMITED PROTECTION OF PROPRIETARY RIGHTS; XCEED'S BUSINESS WILL BE NEGATIVELY AFFECTED IF XCEED DOES NOT KEEP UP WITH THE INTERNET'S RAPID TECHNOLOGICAL CHANGES; XCEED'S BUSINESS MAY BE NEGATIVELY AFFECTED IF XCEED FAILS TO ACCURATELY ESTIMATE THE TIME AND RESOURCES NECESSARY FOR THE PERFORMANCE OF ITS SERVICES; XCEED'S DEPENDENCE ON MANAGEMENT FOR ITS CONTINUED OPERATIONS AND GROWTH; XCEED'S NEW MANAGEMENT'S LIMITED KNOWLEDGE AND INFORMATION CONCERNING PRIOR EVENTS AND COMPANY ACTIVITIES; XCEED'S ABILITY TO RECRUIT AND RETAIN QUALIFIED PROFESSIONALS, WHO ARE CURRENTLY IN HIGH DEMAND; IF CLIENTS DO NOT REHIRE XCEED FOR NEW PROJECTS, OR IF THEY TERMINATE OR REDUCE THE SCOPE OF EXISTING PROJECTS, XCEED'S REVENUES MAY DECLINE; XCEED COMPETES IN A NEW AND HIGHLY COMPETITIVE MARKET THAT HAS LOW BARRIERS TO ENTRY; XCEED MUST MAINTAIN ITS REPUTATION AND EXPAND ITS NAME RECOGNITION TO REMAIN COMPETITIVE; XCEED'S BUSINESS DEPENDS ON CONTINUED GROWTH IN THE USE OF THE INTERNET; XCEED'S BUSINESS IS SUBJECT TO U.S. AND FOREIGN GOVERNMENT REGULATION OF THE INTERNET; DIFFICULTIES PRESENTED BY INTERNATIONAL FACTORS COULD NEGATIVELY AFFECT XCEED'S BUSINESS; THE CONVERSION OF XCEED'S SERIES A PREFERRED STOCK AND THE EXERCISE OF THE RELATED WARRANTS COULD RESULT IN SUBSTANTIAL NUMBERS OF ADDITIONAL SHARES BEING ISSUED IF XCEED'S MARKET PRICE DECLINES; XCEED MAY ISSUE ADDITIONAL SHARES AND DILUTE INDIVIDUAL STOCKHOLDERS' OWNERSHIP PERCENTAGES; SUBSTANTIAL SALES OF XCEED'S COMMON STOCK COULD CAUSE THE STOCK PRICE TO FALL; XCEED MAY BE REQUIRED TO PAY SUBSTANTIAL PENALTIES TO THE HOLDERS OF ITS SERIES A PREFERRED STOCK IF SPECIFIC EVENTS OCCUR; IF XCEED'S COMMON STOCK IS REMOVED FROM NASDAQ, THE MARKETABILITY OF ITS COMMON STOCK WILL BE DECREASED SUBSTANTIALLY; AND THE MARKET PRICE OF XCEED'S COMMON STOCK MAY BE VOLATILE, WHICH COULD RESULT IN SUBSTANTIAL LOSSES FOR INDIVIDUAL STOCKHOLDERS. FOR FURTHER INFORMATION ABOUT THESE AND OTHER RISKS, UNCERTAINTIES AND FACTORS, PLEASE REVIEW THE DISCLOSURE INCLUDED UNDER THE CAPTION "RISK FACTORS" IN XCEED'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2000.

XCEED UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR CHANGED CIRCUMSTANCES OR FOR ANY OTHER REASON.

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